JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
Supplement dated October 28, 2011 to PROSPECTUSES dated May 2, 2011
Changes to Variable Investment Options
This Supplement applies to GUARANTEED INCOME FOR LIFE (GIFL) ROLLOVER VARIABLE ANNUITY and GUARANTEED INCOME FOR LIFE SELECT (GIFL SELECT) IRA ROLLOVER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements Contract prospectuses dated May 2, 2011.
You should read this Supplement together with the current prospectus for the Contract you purchase (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy.
Purpose of this Supplement
This Supplement announces a change in the Contracts’ Variable Investment Options to reflect the merger of the JHVIT Core Diversified Growth & Income Trust into the JHVIT Lifestyle Growth Trust.
Portfolio Merger
Effective after the close of business on October 28, 2011, Core Diversified Growth & Income Trust is merging into Lifestyle Growth Trust.
As a result, after October 28, 2011, the Variable Investment Option corresponding to Lifestyle Growth Trust replaces the Variable Investment Option corresponding to Core Diversified Growth & Income Trust, and you no longer will be able to allocate Contract Value or any Purchase Payments to Core Diversified Growth & Income Trust. Accordingly, all references in the Annuity Prospectus to “Core Diversified Growth & Income Trust” are replaced with “Lifestyle Growth Trust,” except for the disclosure in “Appendix U: Tables of Accumulation Unit Values,” which is historical in nature.
Until November 30, 2011, you may transfer amounts out of the Investment Option that invests in Lifestyle Growth Trust to any other Investment Option(s) available to you under the Contract, and any such transfer(s) will not count as a transfer for purposes of imposing any applicable restriction or limit on transfers (except with respect to restrictions against frequent transfer activity as described in the “Transfers Among Variable Investment Options” subsection of “V. Description of the Contract — Variable Investment Options and Accumulation Units” in your Annuity Prospectus).
You should retain this Supplement for future reference.
Supplement dated October 28, 2011

10/11:	333-149421	333-149422
	333-167019	333-167018